UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 23, 2019
_____________________________________________________
LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)
_______________________________________________________________________

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, IA 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	LEE	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                      [  ]

Item 8.01.      Other Events.
On December 23, 2019, upon recommendation of the Executive Compensation Committee (“ECC”) of the Board of Directors (“Board”) of Lee Enterprises, Incorporated (the “Company”) following review and analysis of industry peer board compensation practices as part of its ongoing review and revision of Company governance practices, the Board approved the following changes to Board compensation: (i) the elimination of all Board and committee membership and meeting fees; (ii) an increase of the annual cash retainer to $100,000 in lieu of such meeting fees; (iii) implementation by the ECC of cash retainers for committee chairs and the Board's lead director; (iv) implementation of director stock ownership guidelines, including ownership of the Company's Common Stock with a share value of at least $300,000 from and after June 1, 2027; (v) implementation of a CEO stock ownership guideline of Common Stock with a share value to be established by the ECC; (vi) the merger of the Amended and Restated 1996 Stock Plan for Non-Employee Directors (“Director Stock Plan”) with and into the Amended and Restated 1990 Long-Term Incentive Plan (effective October 1, 1999, as amended effective February 19, 2020) (the “2020 Plan”); (vii) an annual grant under the 2020 Plan to each non-employee director of shares of the Company's restricted common stock valued in the amount of $50,000 on June 1, 2020 and grants of such shares on June 1 of each following year of a value to be determined by the Board from time to time; and (viii) transition from the 10-year holding period (the “10-Year Hold”) for shares previously issued under the Director Stock Plan to a vesting period of one (1) year under the 2020 Plan; provided, for any shares presently issued and outstanding, the 10-Year Hold will continue to apply, unless such director retires, resigns or dies while holding the position of director prior to satisfying this holding requirement; and provided further, that any shares hereinafter issued to the Company’s directors shall, upon vesting, be subject to a continuing holding requirement until such director satisfies the director stock ownership guidelines from time to time established by the Board, whereupon any vested shares held by a director in excess of the then-established stock ownership guidelines may be disposed of by such director at his or her discretion consistent with applicable law.
The new compensation program approved by the Board will be effective March 1, 2020; provided, that the revised annual stock grant to non-employee Board members is subject to shareholder approval of the merger of the Director Stock Plan with and approval of the 2020 Plan to provide for the issuance of such grants.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/Timothy R. Millage

Date: December 30, 2019	By:
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer